Exhibit 32.1
LSB CORPORATION AND SUBSIDIARY
CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350
AS ADDED BY SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of LSB Corporation (the “Company”) on Form 10-Q for the period ending March 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Gerald T. Mulligan, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as added by section 906 of the Sarbanes-Oxley Act of 2002, that:
(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition of the Company as of March 31, 2006 and results of operations of the Company for the three months ended March 31, 2006.

/s/ Gerald T. Mulligan

Gerald T. Mulligan
President and Chief Executive Officer

May 12, 2006

24